Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone 215-659-7588 fax www.kns.com

Kulicke & Soffa Reports Results for its Second Fiscal Quarter 2009

Fort Washington, PA – April 28, 2009 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today announced results for the quarter ended March 28, 2009. The Company reported net revenue from continuing operations of $25.2 million and a loss from continuing operations of $33.1 million, or $0.54 per share. This press release contains both GAAP and non-GAAP information.

On a non-GAAP٭ basis, the Company reported second quarter net revenue from continuing operations of $25.2 million and a loss from continuing operations of $25.9 million, or $0.42 per share.

GAAP Results:
(Dollar amounts in thousands except EPS)	Q2 2009	Change vs. Q2 2008	Change vs. Q1 2009
Net Revenue	$25,232	-64%	-33%
Gross Profit	$8,045	-72%	-42%
Gross Margin	31.9%	-853 basis points	-534 basis points
Income (Loss) from continuing operations	(33,143)	-440%	-82%
Net Margin	-131.4%	-12,269 basis points	-8,260 basis points
EPS – Basic and Diluted from Continuing Operations	$(0.54)	-170%	-80%

Non-GAAP Measures:
(Dollar amounts in thousands except EPS)	Q2 2009	Change vs. Q2 2008	Change vs. Q1 2009
Net Revenue	$25,232	-64%	-33%
Gross Profit	$8,073	-72%	-42%
Gross Margin	32.0%	-851 basis points	-515 basis points
Income (Loss) from continuing operations	(25,878)	-612%	-17%
Net Margin	-102.6%	-9,743 basis points	-4,333 basis points
EPS – Basic and Diluted from Continuing Operations	$(0.42)	-523%	-16%
٭Non-GAAP measures exclude: equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, cost of severance, goodwill impairment, and related tax effects from expenses; debt extinguishment; and settlement of Israel tax assessment from income tax expense (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Commenting on the results, Scott Kulicke, Chairman and Chief Executive Officer, said, “The second quarter was one of the most difficult ever for both K&S and our industry. Weakness in the global economy continued to depress demand throughout the semiconductor industry. During the quarter, we took the actions required to reduce our cost structure. These actions included an additional headcount reduction of 250 positions, which followed wage cuts enacted in January and the headcount reductions previously announced in November.”

“In the second quarter we also launched three important new products at recent SEMICON events. These products demonstrate our continued commitment to technology leadership, as well as our ability to balance our expense reductions with the investments that will drive our future growth.”

“While March quarter revenue was disappointing, toward the end of the quarter we began to see improvement in our customers’ capacity utilization, followed by increases in order activity for expendable tools and ball bonders. These positive signs have continued into the current quarter. On that basis, we are forecasting a sequential upturn in sales for the June quarter. We expect revenue for our third fiscal quarter to be in the range of $32 million to $37 million.”

Other Financial Details

•
In February, the Company completed its tender offer for the outstanding portion of its 1.0% Notes due in 2010, retiring $13.0 million face value and recognizing a net gain of $2.8 million. The Company has retired 25% of these Notes since November 2008 and now has $49.0 million of these Notes outstanding.

•
The Company ended the quarter with total cash and investments of $130.2 million. The $44.8 million decrease in cash during the quarter included $13.6 million in settlement of Israeli taxes and $10.2 million for the Company’s tender offer for the outstanding portion of the Company’s 1.0% Notes.

•	The cost reduction actions taken by the Company during the second quarter are expected to result in $4.0 million of severance cost and approximately $21.7 million in annualized savings.
•
Subsequent to the quarter end, the Company also announced a plan to transfer manufacturing operations currently based in Israel to its plant in China. This plan is expected to cost $5.7 million over the next three years, and to result in $4.6 million in annual savings when fully implemented in 2011.

Key Product Highlights

•	The Company launched three products that target applications not previously served by K&S products:
o
iStackPSTM — the next generation die attach platform for advanced stacked die and high performance BGA applications. iStackPS will be evaluated and qualified by customers over the next few months, with initial sales expected later this year.

o	ConnX-VLEDPSTM — an automatic ball bonder designed specifically for vertical LED applications.
o	7600 wedge bonder — a new product that will extend the Company’s wedge bonding portfolio into reel-to-reel applications.

Outlook for Third Fiscal Quarter 2009

Net revenue is expected to be in the range of $32.0 million to $37.0 million.

Earnings Conference Call Details

A conference call and simultaneous audio webcast will be held today, April 28, 2009 beginning at 9:00 am (ET). Interested parties may call (877) 407-8037 or (201) 689-8037, or they may log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 319263 (replay ID number). A replay will also be available on the K&S website at http://www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Discussion of Non-GAAP Measures

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

- Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Settlement of Israel tax assessment
•	Contractual commitments for former Test facilities
•	Cost of severance
•	Goodwill impairment
•	Debt extinguishment
•	Amortization of intangibles

- Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense by the GAAP net income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income (loss), net margin, and EPS. The Company calculates these measures as follows:

- Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

- Gross Margin. K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

- Net Income (Loss) and Earnings per Share. K&S non-GAAP net income (loss) and EPS exclude equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, severance plan, goodwill impairment and related tax effects from expenses; debt extinguishment; and settlement of Israel tax assessment from income tax expense.

- Net Margin. Non-GAAP net margin reflects the Company’s net margin equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, severance plan, goodwill impairment and related tax effects from expenses; debt extinguishment, and settlement of Israel tax assessment from income tax expense.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to future revenue, growth, demand for our products, visibility regarding future demand for our products, future costs and savings associated with headcount reductions and other actions, our future sales, profitability, financial results, and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: difficult global economic conditions, resulting in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the risk of failure to successfully integrate Orthodyne; the risk that anticipated customer orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2008 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Geoff Grande, CFA
FD
P: (617) 747-1721
F: (617) 897-1511
geoff.grande@fd.com

Tom Johnson
Director – Investor Relations & Corporate Communications
Kulicke & Soffa
P: (215) 784-6411
F: (215) 784-6167
tjohnson@kns.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	March 29,	March 28,	March 29,	March 28,
	2008	2009	2008	2009

Net revenue	$70,781	$25,232	$194,313	$62,648

Cost of sales	42,174	17,187	115,088	40,675

Gross profit	28,607	8,045	79,225	21,973

Selling, general and administrative	19,721	27,836	44,872	57,688
Research and development	15,690	13,258	30,222	28,658
Impairment of goodwill	-	2,709	-	2,709
U.S. pension plan termination	9,152	-	9,152	-

Total operating expenses	44,563	43,803	84,246	89,055

Loss from operations	(15,956)	(35,758)	(5,021)	(67,082)

Interest income	1,191	193	2,760	947
Interest expense	(885)	(640)	(1,757)	(1,374)
Gain on extinguishment of debt	-	2,786	170	3,965

Loss from continuing operations	(15,650)	(33,419)	(3,848)	(63,544)
before income taxes

Provision (benefit) for income taxes	(4,758)	(276)	11	(12,158)

Loss from continuing operations	(10,892)	(33,143)	(3,859)	(51,386)

Income from discontinued operations, net of tax	4,758	-	14,087	22,727

Net income (loss)	$(6,134)	$(33,143)	$10,228	$(28,659)

Loss per share from continuing operations:
Basic	$(0.20)	$(0.54)	$(0.07)	$(0.85)
Diluted	$(0.20)	$(0.54)	$(0.07)	$(0.85)

Income from share of discontinued operations:
Basic	$0.09	$-	$0.26	$0.38
Diluted	$0.09	$-	$0.26	$0.38

Net income (loss) per share:
Basic	$(0.11)	$(0.54)	$0.19	$(0.47)
Diluted	$(0.11)	$(0.54)	$0.19	$(0.47)

Weighted average shares outstanding:
Basic	53,384	61,054	53,324	60,752
Diluted	53,384	61,054	53,324	60,752

Equity-based compensation expense included in continuing operations:
Cost of sales	$62	$28	$129	$(1)
Selling, general and administrative	844	416	2,314	(251)
Research and development	309	214	1,016	238
Total	$1,215	$658	$3,459	$(14)

	Three months ended		Six months ended
	March 29,	March 28,	March 29,	March 28,
Additional financial data:	2008	2009	2008	2009

Depreciation and amortization
Continuing operations	$2,476	$5,676	$4,589	$11,235
Discontinued operations	$241	$-	$472	$-

Capital expenditures
Continuing operations	$1,988	$913	$4,686	$3,346
Discontinued operations	$44	$-	$119	$-

			March 29,	March 28,
			2008	2009

Backlog of orders
Continuing operations			$49,000	$15,000
Discontinued operations			$24,000	$-

Number of employees
Continuing operations			2,462	2,047
Discontinued operations			252	-

Note – Statements of operations and additional financial data reflect accounting for the sale of the company's Wire business as a discontinued operation in accordance with the requirements of FAS 144.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

		(Unaudited)
	September 27,	March 28,
	2008	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,932	$127,607
Restricted cash	35,000	281
Short-term investments	6,149	2,354
Accounts and notes receivable, net of allowance for doubtful
accounts of $1,376 and $2,247 respectively	56,643	32,020
Inventories, net	27,236	48,303
Prepaid expenses and other current assets	18,729	12,646
Deferred income taxes	2,118	1,834
Current assets of discontinued operations	127,958	-

TOTAL CURRENT ASSETS	418,765	225,045

Property, plant and equipment, net	36,900	39,641
Intangible assets	386	54,412
Goodwill	2,709	26,698
Other assets	5,468	4,648
Non-current assets of discontinued operations	32,909	-

TOTAL ASSETS	$497,137	$350,444

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$72,412	$-
Accounts payable	25,028	9,632
Accrued expenses and other current liabilities	27,255	29,801
Income taxes payable	569	6,496
Current liabilities of discontinued operations	34,411	-

TOTAL CURRENT LIABILITIES	159,675	45,929

Long term debt	175,000	158,964
Other liabilities	37,780	10,581
Deferred income taxes	21,591	15,729
Other liabilities of discontinued operations	624	-

TOTAL LIABILITIES	394,670	231,203

SHAREHOLDERS' EQUITY
Common stock, no par value	295,841	342,543
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(149,465)	(178,124)
Accumulated other comprehensive income	2,209	940

TOTAL SHAREHOLDERS' EQUITY	102,467	119,241

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$497,137	$350,444

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	March 29, 2008	March 28, 2009	March 29, 2008	March 28, 2009

Net cash provided by (used in) continuing operations	$25,800	$(31,845)	$17,975	$(29,833)
Net cash provided by (used in) discontinued operations	9,182	(439)	(7,857)	(1,218)
Net cash provided by (used in) operating activities	$34,982	$(32,284)	$10,118	$(31,051)

Net cash used in investing activities	(3,510)	(3,009)	(4,707)	(51,889)
Net cash provided by (used in) investing activities, discontinued operations	17	-	(103)	149,857
Net cash used in investing activities	$(3,493)	$(3,009)	$(4,810)	$97,968

Net cash provided by (used in) financing activities	95	(10,168)	(3,512)	(84,355)
Effect of exchange rate changes on cash and cash equivalents	(832)	22	(620)	113
Changes in cash and cash equivalents	$30,752	$(45,439)	$1,176	$(17,325)
Cash and cash equivalents, beginning of period	120,995	173,046	150,571	144,932
Cash and cash equivalents, end of period	$151,747	$127,607	$151,747	$127,607

Short-term investments	9,379	2,354	9,379	2,354
Restricted cash	10,000	281	10,000	281
Total Cash, cash equivalents, restricted cash and short-term investments	$171,126	$130,242	$171,126	$130,242

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
(In thousands)
(Unaudited)

Fiscal 2009:
		Expendable
	Equipment	Tools
Three months ended March 28, 2009	Segment	Segment	Consolidated

Net revenue	$16,977	$8,255	$25,232
Cost of sales	12,564	4,623	17,187
Gross profit	4,413	3,632	8,045
Operating expenses	34,981	6,113	41,094
Impairment of goodwill	2,709	-	2,709
Loss from continuing operations	$(33,277)	$(2,481)	$(35,758)

Six months ended March 28, 2009

Net revenue	$40,636	$22,012	$62,648
Cost of sales	29,221	11,454	40,675
Gross profit	11,415	10,558	21,973
Operating expenses	73,714	12,632	86,346
Impairment of goodwill	2,709	-	2,709
Loss from continuing operations	$(65,008)	$(2,074)	$(67,082)

Fiscal 2008:
		Expendable
	Equipment	Tools
Three months ended March 29, 2008	Segment	Segment	Consolidated

Net revenue	$57,560	$13,221	$70,781
Cost of sales	34,803	7,371	42,174
Gross profit	22,757	5,850	28,607
Operating expenses	27,486	7,925	35,411
U.S. pension plan termination	9,152	-	9,152
Loss from continuing operations	$(13,881)	$(2,075)	$(15,956)

Six months ended March 29, 2008

Net revenue	$165,018	$29,295	$194,313
Cost of sales	100,596	14,492	115,088
Gross profit	64,422	14,803	79,225
Operating expenses	60,760	14,334	75,094
U.S. pension plan termination	9,152	-	9,152
Income (loss) from continuing operations	$(5,490)	$469	$(5,021)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended	Three months ended	Six months ended	Six months ended
	March 29,	March 28,	March 29,	March 28,
	2008	2009	2008	2009

	(GAAP results)

Net revenue	$70,781	$25,232	$194,313	$62,648
Gross profit	28,607	8,045	79,225	21,973
Income (loss) from operations	(15,956)	(35,758)	(5,021)	(67,082)
Net income (loss) from continuing operations	(10,892)	(33,143)	(3,859)	(51,386)

Weighted average shares outstanding, continuing operations
Basic	53,384	61,054	53,324	60,752
Diluted	53,384	61,054	53,324	60,752

Net income (loss) per share from continuing operations
Basic	$(0.20)	$(0.54)	(0.07)	$(0.85)
Diluted	$(0.20)	$(0.54)	(0.07)	$(0.85)

	(Non-GAAP measures)

Net revenue	$70,781	$25,232	$194,313	$62,648
Gross profit	28,669	8,073	79,354	21,972
Income (loss) from operations	(5,527)	(25,647)	7,696	(47,484)
Net income (loss) from continuing operations	(3,634)	(25,878)	4,661	(48,043)

Weighted average shares outstanding, continuing operations
Basic	53,384	61,054	53,324	60,752
Diluted	53,384	61,054	62,225	60,752

Net income (loss) per share from continuing operations
Basic	$(0.07)	$(0.42)	$0.09	$(0.79)
Diluted	$(0.07)	$(0.42)	$0.08	$(0.79)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2009:

Three months ended March 28, 2009
	(GAAP results)

Net revenue	$16,977	$8,255	$25,232
Gross profit	4,413	3,632	8,045
Income (loss) from operations	(33,277)	(2,481)	(35,758)

	(Non-GAAP measures)

Net revenue	$16,977	$8,255	$25,232
Gross profit	4,433	3,640	8,073
Income (loss) from operations	(24,455)	(1,192)	(25,647)

Six months ended March 28, 2009
	(GAAP results)

Net revenue	$40,636	$22,012	$62,648
Gross profit	11,415	10,558	21,973
Income (loss) from operations	(65,008)	(2,074)	(67,082)

	(Non-GAAP measures)

Net revenue	$40,636	$22,012	$62,648
Gross profit	11,450	10,522	21,972
Income (loss) from operations	(50,692)	3,208	(47,484)

Fiscal 2008:

Three months ended March 29, 2008
	(GAAP results)

Net revenue	$57,560	$13,221	$70,781
Gross profit	22,757	5,850	28,607
Income from operations	(13,881)	(2,075)	(15,956)

	(Non-GAAP measures)

Net revenue	$57,560	$13,221	$70,781
Gross profit	22,792	5,877	28,669
Income from operations	(3,760)	(1,767)	(5,527)

Six months ended March 29, 2008
	(GAAP results)

Net revenue	$165,018	$29,295	$194,313
Gross profit	64,422	14,803	79,225
Income from operations	(5,490)	469	(5,021)

	(Non-GAAP measures)

Net revenue	$165,018	$29,295	$194,313
Gross profit	64,493	14,861	79,354
Income from operations	6,464	1,232	7,696

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended		Six months ended		Six months ended
	March 29,	% of	March 28,	% of	March 29,	% of	March 28,	% of
	2008	Revenue	2009	Revenue	2008	Revenue	2009	Revenue

Net revenue (GAAP results)	$70,781		$25,232		$194,313		$62,648
Net revenue (Non-GAAP measures)	70,781		25,232		194,313		62,648

Gross profit (GAAP results)	28,607	40.4%	8,045	31.9%	79,225	40.8%	21,973	35.1%
- Equity-based compensation expense	62		28		129		(1)
Gross profit (Non-GAAP measures)	28,669	40.5%	8,073	32.0%	79,354	40.8%	21,972	35.1%

Income (loss) from operations (GAAP results)	(15,956)	-22.5%	(35,758)	-141.7%	(5,021)	-2.6%	(67,082)	-107.1%
- Equity-based compensation expense	1,215		658		3,459		(14)
- Severance plan	-		3,969		-		6,555
- Impairment of goodwill	-		2,709		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Tax settlement expense	-		-		-		2,212
- U.S. pension plan termination	9,152		-		9,152		-
- Amortization of intangibles	62		2,775		106		5,528
Income (loss) from operations (Non-GAAP measures)	(5,527)	-7.8%	(25,647)	-101.6%	7,696	4.0%	(47,484)	-75.8%

Net income (loss) (GAAP results)	(10,892)	-15.4%	(33,143)	-131.4%	(3,859)	-2.0%	(51,386)	-82.0%
- Equity-based compensation expense	1,215		658		3,459		(14)
- Severance plan	-		3,969		-		6,555
- Impairment of goodwill	-		2,709		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Tax settlement expense	-		-		-		2,212
- U.S. pension plan termination	9,152		-		9,152		-
- Amortization of intangibles	62		2,775		106		5,528
- Gain on extinguishment of debt	-		(2,786)		(170)		(3,965)
- Tax settlement benefit	-		-		-		(12,154)
- Tax effect of non-GAAP adjustments	(3,171)		(60)		(4,027)		(136)
Net income (loss) (Non-GAAP measures)	(3,634)	-5.1%	(25,878)	-102.6%	4,661	2.4%	(48,043)	-76.7%

Weighted average shares outstanding, continuing operations (GAAP & Non-GAAP)
Basic	53,384		61,054		53,324		60,752
Diluted	53,384		61,054		62,225		60,752

Net income (loss) per share from continuing operations (GAAP results)
Basic	$(0.20)		$(0.54)		$(0.07)		$(0.85)
Diluted	$(0.20)		$(0.54)		$(0.05)		$(0.85)

Adjustments to net income per share
Basic	$0.13		$0.12		$0.16		$0.06
Diluted	$0.13		$0.12		$0.13		$0.06

Net income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.07)		$(0.42)		$0.09		$(0.79)
Diluted	$(0.07)		$(0.42)		$0.08		$(0.79)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2009:

Three months ended March 28, 2009

Net revenue (GAAP results)	16,977		8,255		25,232
Net revenue (Non-GAAP measures)	16,977		8,255		25,232

Gross profit (GAAP results)	4,413	26.0%	3,632	44.0%	8,045
- Equity-based compensation expense	20		8		28
Gross profit (Non-GAAP measures)	4,433	26.1%	3,640	44.1%	8,073

Income (loss) from operations (GAAP results)	(33,277)	-196.0%	(2,481)	-30.1%	(35,758)
- Equity-based compensation expense	461		197		658
- Severance plan	3,534		435		3,969
- Impairment of goodwill	2,709		-		2,709
- Amortization of intangibles	2,118		657		2,775
Income (loss) from operations (Non-GAAP measures)	(24,455)	-144.0%	(1,192)	-14.4%	(25,647)

Six months ended March 28, 2009

Net revenue (GAAP results)	40,636		22,012		62,648
Net revenue (Non-GAAP measures)	40,636		22,012		62,648

Gross profit (GAAP results)	11,415	28.1%	10,558	48.0%	21,973
- Equity-based compensation expense	35		(36)		(1)
Gross profit (Non-GAAP measures)	11,450	28.2%	10,522	47.8%	21,972

Income (loss) from operations (GAAP results)	(65,008)	-160.0%	(2,074)	-9.4%	(67,082)
- Equity-based compensation expense	94		(108)		(14)
- Severance plan	5,134		1,421		6,555
- Impairment of goodwill	2,709		-		2,709
- Facilities contractual commitments	2,165		443		2,608
- Tax settlement expense	-		2,212		2,212
- Amortization of intangibles	4,214		1,314		5,528
Income (loss) from operations (Non-GAAP measures)	(50,692)	-124.7%	3,208	14.6%	(47,484)

Fiscal 2008:

Three months ended March 29, 2008

Net revenue (GAAP results)	57,560		13,221		70,781
Net revenue (Non-GAAP measures)	57,560		13,221		70,781

Gross profit (GAAP results)	22,757	39.5%	5,850	44.2%	28,607
- Equity-based compensation expense	35		27		62
Gross profit (Non-GAAP measures)	22,792	39.6%	5,877	44.4%	28,669

Income from operations (GAAP results)	(13,881)	-24.1%	(2,075)	-15.7%	(15,956)
- Equity-based compensation expense	907		308		1,215
- U.S. pension plan termination	9,152		-		9,152
- Amortization of intangibles	62		-		62
Income from operations (Non-GAAP measures)	(3,760)	-6.5%	(1,767)	-13.4%	(5,527)

Six months ended March 29, 2008

Net revenue (GAAP results)	165,018		29,295		194,313
Net revenue (Non-GAAP measures)	165,018		29,295		194,313

Gross profit (GAAP results)	64,422	39.0%	14,803	50.5%	79,225
- Equity-based compensation expense	71		58		129
Gross profit (Non-GAAP measures)	64,493	39.1%	14,861	50.7%	79,354

Income from operations (GAAP results)	(5,490)	-3.3%	469	1.6%	(5,021)
- Equity-based compensation expense	2,695		764		3,459
- U.S. pension plan termination	9,152		-		9,152
- Amortization of intangibles	106		-		106
Income from operations (Non-GAAP measures)	6,464	3.9%	1,232	4.2%	7,696